Exhibit 10.2

Exhibit A

BOMBARDIER RECREATIONAL PRODUCTS INC.

(a Canadian corporation)

$200,000,000 Senior Subordinated Notes due 2013

December 18, 2003

MERRILL LYNCH & CO.

MERRILL	LYNCH, PIERCE, FENNER & SMITH INCORPORATED
UBS	SECURITIES LLC

HARRIS NESBITT CORP.

RBC DOMINION SECURITIES CORPORATION

c/o	Merrill Lynch, Pierce, Fenner & Smith Incorporated

4 World Financial Center

New York, New York 10080

As Representative of the several Initial Purchasers

Ladies and Gentlemen:

Reference is hereby made to that certain purchase agreement (the “Purchase Agreement”), dated as of December 11, 2003, among Bombardier Recreational Products Inc., a Canadian corporation (the “Company”), and the Representative on behalf of the Initial Purchasers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement, and acknowledges and agrees to (i) join and become a party to the Purchase Agreement as a Guarantor as indicated by its signature below and to execute and deliver the Indenture and the Registration Rights Agreement and to deliver a notation of its Guarantee to be endorsed on each Note authenticated under the Indenture; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments of a Guarantor in the Purchase Agreement; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Purchase Agreement. Each of the undersigned hereby makes as of the date hereof all of the representations and warranties of a Guarantor in the Purchase Agreement.

This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Joinder Agreement.

B-1

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

Sch C-2

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York, by its proper and duly authorized officer as of the date set forth above.

[GUARANTORS]

By:
Name:
Title:

Sch C-3

CONFIRMED AND ACCEPTED,

as of the date first above written:

MERRILL LYNCH & CO.

MERRILL	LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

UBS	SECURITIES LLC

HARRIS NESBITT CORP.

RBC DOMINION SECURITIES CORPORATION

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Authorized Signatory

Sch C-4

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

[To be provided under separate cover]

C-1